THE RBB FUND TRUST

Twin Oak Strategic Solutions ETF (the “Fund”)

 (CBOE BZX: TOS)

Supplement dated September 1, 2026

to the Summary Prospectus, Statutory Prospectus and Statement of Additional
Information (“SAI”) dated December 15, 2025, as supplemented on January 22, 2026

This supplement serves as notification of the following changes effective as of September 1, 2026:

1.	The Fund may now invest in international securities as part of its principal investment strategies.

a.	The second sentence of the Principal Investment Strategies section in the Summary Section of the Fund’s Prospectus and the Summary Prospectus is replaced with the following:

The Fund seeks to achieve its investment objective by investing in domestic and international equity securities (e.g. common and preferred stock) of all market capitalizations.

b.	The following are added to the Principal Investment Risks in the Summary Section of the Fund’s Prospectus and the Summary Prospectus.

Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available of an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited. The Adviser considers "emerging markets" to include countries in the MSCI Emerging Markets Index or countries that the Adviser considers to be emerging markets based on an evaluation of their level of economic development or the size and experience of their securities markets.

Foreign Securities Risk. International investing may be subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, less publicly available information, less stringent investor protections, and differences in taxation, auditing and other financial practices. Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Furthermore, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. As a result, the value of the Fund's holdings may change on days when shareholders are not able to purchase or redeem the Fund's shares.

c.	The following replaces the labels of the following risks listed in the Additional Information About the Funds – Additional Principal Risk Information section of the Statutory Prospectus:

Emerging Markets Risk (Global Equity and Strategic Solutions ETFs only).

Foreign Securities Risk (Global Equity and Strategic Solutions ETFs only).

d.	The following replaces the first sentence for the applicable risk under the Investment Policies and Practices section of the SAI.

Foreign Custody Risk. The Global Equity and Strategic Solutions ETFs may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Funds’ custodian (each a “Foreign Custodian”).

Foreign Securities Risk.  The Global Equity and Strategic Solutions ETFs may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts, Global Depositary Receipts and Non-Voting Depositary Receipts) that represent indirect interests in securities of foreign issuers.

Emerging & Foreign Markets Risk. Global Equity and Strategic Solutions ETFs may invest in securities of issuers located in emerging markets.

Forward Foreign Currency Contracts. Global Equity and Strategic Solutions ETFs is authorized to enter into forward foreign currency contracts.

Investors should retain this supplement for future reference.